Document and Entity Information	12 Months Ended
Dec. 31, 2011
Document and Entity Information [Abstract]
Entity Registrant Name	FREESEAS INC.
Entity Central Index Key	0001325159
Document Type	20-F
Document Period End Date	Dec 31, 2011
Amendment Flag	false
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	No
Entity Current Reporting Status	Yes
Entity Filer Category	Non-accelerated Filer
Entity Common Stock, Shares Outstanding	6,475,625

Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
CURRENT ASSETS:
Cash and cash equivalents	$ 331	$ 3,694
Restricted cash	1,125	5,255
Trade receivables, net of provision of $1,336 and $1,385 for 2011 and 2010 respectively	3,324	2,157
Insurance claims (Notes 11)	627	133
Due from related party (Notes 4)	563	1,285
Inventories	603	1,171
Deferred charges - current portion (Notes 8)	330	0
Prepayments and other	500	390
Vessels held for sale (Notes 6)	45,272	13,606
Total current assets	52,675	27,691
Advances for vessels under construction (Notes 7)	0	5,665
Vessels, net (Notes 5)	81,419	213,691
Deferred charges, net of current (Notes 8)	886	2,812
Restricted cash	0	1,125
Total non-current assets	82,305	223,293
Total assets	134,980	250,984
CURRENT LIABILITIES:
Accounts payable	7,958	4,323
Accrued liabilities	1,897	1,227
Unearned revenue	216	430
Due to related party (Notes 4)	84	98
Derivative financial instruments - current portion (Notes 9)	760	583
Deferred revenue - current portion	0	136
Bank loans - current portion (Notes 10)	88,946	23,022
Total current liabilities	99,861	29,819
Derivative financial instruments - net of current portion (Notes 9)	0	538
Deferred revenue - net of current portion
Bank loans - net of current portion (Notes 10)	0	97,437
Total long term liabilities	0	97,975
Commitments and Contingencies (Notes 11)
SHAREHOLDERS' EQUITY:
Preferred stock, $0.001 par value; 5,000,000 shares authorized, none issued (Notes 13,15)
Common stock, $0.001 par value; 250,000,000 shares authorized, 6,475,625 and 6,487,852 shares issued and outstanding at December 31, 2011 and 2010 (Notes 13,15)	6	6
Additional paid-in capital	127,759	127,634
Retained earnings/ (Accumulated deficit)	(92,646)	(4,450)
Total shareholders' equity	35,119	123,190
Total liabilities and shareholders' equity	$ 134,980	$ 250,984

Consolidated Balance Sheets (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Consolidated Balance Sheets [Abstract]
Provision for trade receivables	$ 1,336	$ 1,385
Preferred stock, par value	$ 0.001	$ 0.001
Preferred stock, shares authorized	5,000,000	5,000,000
Preferred stock, shares issued
Common stock, par value	$ 0.001	$ 0.001
Common stock, shares authorized	250,000,000	250,000,000
Common stock, shares issued	6,475,625	6,487,852
Common stock, shares outstanding	6,475,625	6,487,852

Consolidated Statement of Operations (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Consolidated Statement of Operations [Abstract]
OPERATING REVENUES	$ 29,538	$ 57,650	$ 57,533
OPERATING EXPENSES:
Voyage expenses	(807)	(1,887)	(1,394)
Commissions	(1,777)	(3,357)	(3,089)
Vessel operating expenses	(14,563)	(18,607)	(17,813)
Depreciation expense (Note 5)	(8,664)	(15,365)	(16,006)
Amortization of deferred charges (Note 8)	(915)	(1,888)	(1,742)
Management and other fees to a related party (Note 4)	(1,900)	(1,978)	(1,874)
General and administrative expenses	(4,734)	(4,494)	(4,156)
Provision and write-offs of insurance claims and bad debts	(133)	(1,250)
Gains on sale of vessel (Note 5)	1,561	807
Vessel impairment loss (Notes 5,6)	(69,998)	(26,631)
Impairment of advances for vessels under construction (Note 7)	(11,717)
Income (loss) from operations	(84,109)	(17,000)	11,459
OTHER INCOME (EXPENSE):
Interest and finance costs	(4,003)	(4,375)	(4,323)
Loss on derivative instruments (Note 9)	(178)	(465)	(111)
Interest income	4	37	24
Other	90	(18)	(190)
Other income (expense)	(4,087)	(4,821)	(4,600)
Net income (loss)	$ (88,196)	$ (21,821)	$ 6,859
Basic earnings (loss) per share	$ (13.6)	$ (3.46)	$ 1.35
Diluted earnings (loss) per share	$ (13.6)	$ (3.46)	$ 1.35
Basic weighted average number of shares	6,485,072	6,313,606	5,092,772
Diluted weighted average number of shares	6,485,072	6,313,606	5,092,772

Consolidated Statements of Shareholders' Equity (USD $) In Thousands, except Share data	Total	Comprehensive Income (Loss)	Common Shares	Additional Paid-in Capital	Retained Earnings (Accumulated deficit)
Beginning balance at Dec. 31, 2008	$ 120,855	$ 0	$ 4	$ 110,339	$ 10,512
Beginning balance, shares at Dec. 31, 2008			4,234,622
Net income (loss)	6,859	6,859			6,859
Common shares issued, shares			2,008,230
Common shares issued	16,244		2	16,242
Stock compensation expense	494			494
Restricted shares issued, shares			255,000
Stock issued upon exercise of options	0		0
Comprehensive income		6,859
Ending balance at Dec. 31, 2009	144,452	0	6	127,075	17,371
Ending balance, shares at Dec. 31, 2009			6,497,852
Net income (loss)	(21,821)	(21,821)			(21,821)
Stock compensation expense	559			559
Comprehensive income		(21,821)
Restricted shares forfeited, shares			(10,000)
Ending balance at Dec. 31, 2010	123,190	0	6	127,634	(4,450)
Ending balance, shares at Dec. 31, 2010			6,487,852
Net income (loss)	(88,196)	(88,196)			(88,196)
Stock compensation expense	122			122
Comprehensive income		(88,196)
Restricted shares forfeited, shares			(14,000)
Exercise of warrants, shares			1,773
Exercise of warrants	3			3
Ending balance at Dec. 31, 2011	$ 35,119	$ 0	$ 6	$ 127,759	$ (92,646)
Ending balance, shares at Dec. 31, 2011			6,475,625

Consolidated Statement of Cash Flows (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Cash Flows from Operating Activities:
Net income (loss)	$ (88,196)	$ (21,821)	$ 6,859
Adjustments to reconcile net income (loss) to net cash provided from operating activities
Depreciation expense (Note 5)	8,664	15,365	16,006
Amortization of deferred financing fees (Note 8)	176	211	345
Amortization of deferred charges (Note 8)	915	1,888	1,742
Provision and write-offs of insurance claims and bad debts	133	1,250
Stock compensation cost (Note 14)	122	559	494
Write off of deferred financing fees (Note 8)	100		111
Change in fair value of derivatives (Note 9)	(361)	(129)	(560)
Amortization of deferred revenue	(136)	(1,034)	(81)
Gain on sale of vessel (Note 5)	(1,561)	(807)
Vessel impairment loss (Notes 5,6)	69,998	26,631
Write-off of advances for vessels under construction (Note 7)	11,717
Back log asset			907
Changes in:
-Trade receivables	(1,300)	(490)	(1,199)
-Insurance claims	(494)	4,992	8,567
-Due from related party	722	125	224
-Inventories	568	(570)	(22)
-Prepayments and other	(110)	382	200
-Accounts payable	3,636	(3,164)	(170)
-Accrued liabilities	670	(133)	(10,037)
-Unearned revenue	(214)	14	(904)
-Due to related party	(14)	80	6
Dry-docking and special survey costs paid (Note 8)	(192)	(2,547)	(1,097)
Dry-docking and special survey costs for vessels held for sale (Note 6)	(373)
Net Cash from / (used in) Operating Activities	4,470	20,802	21,391
Cash flows from (used in) Investing Activities:
Vessel acquisitions (Note 5)			(11,302)
Advances for vessels under construction (Note 7)	(6,052)	(5,665)
Proceeds from sale of vessel, net	24,474	2,846
Net Cash from / (used in) Investing Activities	18,422	(2,819)	(11,302)
Cash flows from (used in) Financing Activities:
Increase in restricted cash	5,255	(3,130)	(655)
Proceeds from long term loan			6,000
Payments of bank loans	(31,513)	(17,500)	(28,391)
Proceeds from issuance of common shares, net of issuance costs (Note 15)			16,244
Exercise of warrants (Note 12)	3
Financing fees (Note 8)			(324)
Net Cash from / (used in) Financing Activities	(26,255)	(20,630)	(7,126)
Net increase /(decrease) in cash in hand and at bank	(3,363)	(2,647)	2,963
Cash and cash equivalents, beginning of year	3,694	6,341	3,378
Cash and cash equivalents, end of year	331	3,694	6,341
Supplemental Cash Flow Information:
Cash paid for interest	$ 2,938	$ 4,017	$ 4,462

Basis of Presentation and General Information	12 Months Ended
Dec. 31, 2011
Basis of Presentation and General Information and Significant Accounting Policies [Abstract]
Basis of Presentation and General Information
1.	Basis of Presentation and General Information

The accompanying consolidated financial statements include the accounts of FreeSeas Inc. and its wholly owned subsidiaries (collectively, the “Company” or “FreeSeas”). FreeSeas, formerly known as Adventure Holdings S.A., was incorporated in the Marshall Islands on April 23, 2004 for the purpose of being the ultimate holding company of ship-owning companies. The management of FreeSeas’ vessels is performed by Free Bulkers S.A. (the “Manager”), a Marshall Islands company that is controlled by the Chief Executive Officer of FreeSeas (see Note 4).

Effective October 1, 2010, the Company effected a five-to-one reverse stock split on its issued and outstanding common stock (Note 13). All share and per share amounts disclosed in the Financial Statements give effect to this reverse stock split retroactively, for all periods presented.

During the year ended December 31, 2011, the Company owned and operated seven Handysize dry bulk carriers (one of which was sold on May 13, 2011), two Handymax dry bulk carriers (one of which was sold on November 8, 2011) and had an order for the construction of two Handysize dry bulk carriers (see Note 7). As of December 31, 2011, FreeSeas is the sole owner of all outstanding shares of the following subsidiaries:

Company	% Owned	M/V	Type	Dwt	Year Built/ Expected Year of Delivery	Date of Acquisition	Date of Disposal

Adventure Two S.A.	100%	Free Destiny	Handysize	25,240	1982	08/04/04	08/27/10

Adventure Three S.A.	100%	Free Envoy	Handysize	26,318	1984	09/29/04	05/13/11

Adventure Four S.A.	100%	Free Fighter	Handysize	38,905	1982	06/14/05	04/27/07

Adventure Five S.A.	100%	Free Goddess	Handysize	22,051	1995	10/30/07	N/A

Adventure Six S.A.	100%	Free Hero	Handysize	24,318	1995	07/03/07	N/A

Adventure Seven S.A.	100%	Free Knight	Handysize	24,111	1998	03/19/08	N/A

Adventure Eight S.A.	100%	Free Jupiter	Handymax	47,777	2002	09/05/07	N/A

Adventure Nine S.A.	100%	Free Impala	Handysize	24,111	1997	04/02/08	N/A

Adventure Ten S.A.	100%	Free Lady	Handymax	50,246	2003	07/07/08	11/08/11

Adventure Eleven S.A.	100%	Free Maverick	Handysize	23,994	1998	09/01/08	N/A

Adventure Twelve S.A.	100%	Free Neptune	Handysize	30,838	1996	08/25/09	N/A

Adventure Fourteen S.A.	100%	Hull 1	Handysize	33,600	2012	N/A	N/A

Adventure Fifteen S.A.	100%	Hull 2	Handysize	33,600	2012	N/A	N/A

Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Basis of Presentation and General Information and Significant Accounting Policies [Abstract]
Significant Accounting Policies
2.	Significant Accounting Policies

a) Principles of Consolidation: The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (or “U.S. GAAP”) and include in each of the three years in the period ended December 31, 2011 the accounts and operating results of the Company and its wholly-owned subsidiaries referred to in Note 1 above. All inter-company balances and transactions have been eliminated upon consolidation. FreeSeas as the holding company determines whether it has a controlling financial interest in an entity by first evaluating whether the entity is a voting interest entity or a variable interest entity. Under ASC 810 “Consolidation” a voting interest entity is an entity in which the total equity investment at risk is sufficient to enable the entity to finance itself independently and provides the equity holders with the obligation to absorb losses, the right to receive residual returns and the right to make financial and operating decisions. The holding company consolidates voting interest entities in which it owns all, or at least a majority (generally, greater than 50%) of the voting interest. Variable interest entities (“VIE”) are entities as defined under ASC 810 that in general either do not have equity investors with voting rights or that have equity investors that do not provide sufficient financial resources for the entity to support its activities. The determination of whether a reporting entity is required to consolidate another entity is based on, among other things, the other entity’s design and purpose and the reporting entity’s power, through voting or similar rights, to direct the activities of the other entity that most significantly impact the other entity’s economic performance. A controlling financial interest in a VIE is present when a company has the obligation to absorb losses or the right to receive benefits that could potentially be significant to the VIE, or both. Only one reporting entity, known as the primary beneficiary, is expected to be identified as having a controlling financial interest and thus is required to consolidate the VIE. The Company evaluates all arrangements that may include a variable interest in an entity to determine if it may be the primary beneficiary, and would be required to include assets, liabilities and operations of a VIE in its consolidated financial statements. As of December 31, 2011 and 2010, no such interest existed.

b) Use of Estimates: The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

c) Comprehensive Income: The Company follows the provisions of ASC 220, “Comprehensive Income,” which requires separate presentation of certain transactions, which are recorded directly as components of stockholders’ equity. For the years ended December 31, 2011, 2010 and 2009 comprehensive income was the same as net income.

d) Concentration of Credit Risk: Financial instruments, which potentially subject the Company to significant concentrations of credit risk, consist principally of cash and cash equivalents, trade accounts receivable, insurance claims, prepayments and advances, and derivative contracts (interest rate swaps). The Company places its cash and cash equivalents, consisting mostly of deposits, with high credit qualified financial institutions. The Company monitors the credit risk regarding charterer’s turnover in order to review its reliance on individual charterers. The Company does not obtain rights to collateral to reduce its credit risk. The Company is exposed to credit risk in the event of non-performance by counter parties to derivative instruments; however, the Company limits its exposure by diversifying among counter parties with high credit ratings. Credit risk with respect to trade account receivable is considered high due to the fact that the Company’s total income is derived from a few charterers. For the year ended December 31, 2011, one charterer individually accounted for more than 10% of the Company’s voyage revenues, three charterers individually accounted for more than 10% of the Company’s voyage revenues for the year ended December 31, 2010, and two charterers individually accounted for more than 10% of the Company’s voyage revenues for the year ended December 31, 2009 as follows:

Charter	2011	2010	2009
A	33%	12%	Less than 10%
B	Less than 10%	14%	18%
C	Less than 10%	16%	37%

e) Foreign Currency Translation: The functional currency of the Company is the U.S. Dollar because the Company’s vessels operate in international shipping markets, and therefore primarily transact business in U.S. Dollars. The Company’s accounting records are maintained in U.S. Dollars. Transactions involving other currencies during the year are converted into U.S. Dollars using the exchange rates in effect at the time of the transactions. At the balance sheet date, monetary assets and liabilities, which are denominated in other currencies, are translated into U.S. Dollars at the year-end exchange rates. Resulting gains or losses are included in other income/loss in the accompanying consolidated statements of operations.

f) Cash and Cash Equivalents: The Company considers highly liquid investments such as time deposits and certificates of deposit with an original maturity of three months or less to be cash equivalents.

g) Restricted Cash: Restricted cash includes bank deposits that are required under the Company’s borrowing arrangements to be kept as part of the security required under the respective loan agreements.

h) Trade Receivables, net: The amount shown as Trade Receivables at each balance sheet date includes receivables from charterers for hire, freight and demurrage billings, net of an allowance for doubtful debts. An estimate is made of the allowance for doubtful debts based on a review of all outstanding amounts at year end, and an allowance is made for any accounts which management believes are not recoverable.

i) Insurance Claims: Insurance claims comprise claims submitted and/or claims in the process of compilation for submission (claims pending) relating to hull and machinery or protection and indemnity insurance coverage. They are recorded as incurred on the accrual basis and represent the claimable expenses incurred, net of deductibles, the recovery of which is probable under the related insurance policies and the Company can make an estimate of the amount to be reimbursed. Any non-recoverable amounts are included in accrued liabilities and depending on their nature, are classified as operating expenses or voyage expenses in the statement of operations. The classification of insurance claims (if any) into current and non-current assets is based on management’s expectations as to their collection dates.

j) Inventories: Inventories, which are comprised of bunkers and lubricants remaining on board of the vessels at year end, are valued at the lower of cost, as determined on a first-in, first-out basis, or market.

k) Advances for vessels under construction: This account includes milestone payments relating to the shipbuilding contracts with the shipyard, and various pre-purchase costs and expenses for which the recognition criteria are met.

l) Vessels’ Cost: Vessels are stated at cost, which consists of the contract purchase price and any material expenses incurred upon acquisition (initial repairs, improvements, delivery expenses and other expenditures to prepare the vessel for her initial voyage). Subsequent expenditures for conversions and major improvements are also capitalized when they appreciably extend the life, increase the earning capacity or improve the efficiency or safety of the vessels. Otherwise, these expenditures are charged to expense as incurred.

m) Vessels’ Depreciation: The cost of the Company’s vessels is depreciated on a straight-line basis over the vessels’ remaining economic useful lives from the acquisition date, after considering the estimated residual value (vessel’s residual value is equal to the product of its lightweight tonnage and estimated scrap rate). Effective April 1, 2009, and following management’s reassessment of the useful lives of the Company’s assets, the fleet useful life was increased from 27 to 28 years since the date of initial delivery from the shipyard. Management’s estimate was based on the current vessels’ operating condition, as well as the conditions prevailing in the market for the same type of vessels.

n) Vessels held for sale: It is the Company’s policy to dispose of vessels when suitable opportunities arise and not necessarily to keep them until the end of their useful life. The Company classifies assets and disposal groups of assets as being held for sale in accordance with ASC 360, “Property, Plant and Equipment,” when the following criteria are met: (i) management possessing the necessary authority has committed to a plan to sell the asset; (ii) the asset is immediately available for sale on an “as is” basis; (iii) an active program to find the buyer and other actions required to execute the plan to sell the asset have been initiated; (iv) the sale of the asset is probable, and transfer of the asset is expected to qualify for recognition as a completed sale within one year; (v) the asset is being actively marketed for sale at a price that is reasonable in relation to its current fair value and (vi) actions required to complete the plan indicate that it is unlikely that significant changes to the plan will be made or that the plan will be withdrawn. Long-lived assets or disposal groups classified as held for sale are measured at the lower of their carrying amount or fair value less cost to sell. These assets are not depreciated once they meet the criteria to be held for sale and are classified in current assets on the consolidated balance sheet.

o) Impairment of Long-lived Assets: The Company follows the guidance under ASC 360, “Property, Plant and Equipment,” which addresses financial accounting and reporting for the impairment or disposal of long-lived assets. The standard requires that, long-lived assets and certain identifiable intangibles held and used or disposed of by an entity be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. When the estimate of undiscounted cash flows, excluding interest charges, expected to be generated by the use of the asset is less than its carrying amount, the Company should evaluate the asset for an impairment loss. Measurement of the impairment loss is based on the fair value of the asset which is determined based on management estimates and assumptions and by making use of available market data. The fair values are determined through Level 2 inputs of the fair value hierarchy as defined in ASC 820 “Fair value measurements and disclosures” and are derived principally from or by corroborated or observable market data. Inputs, considered by management in determining the fair value, include independent broker’s valuations, FFA indices, average charter hire rates and other market observable data that allow value to be determined. The Company evaluates the carrying amounts and periods over which long-lived assets are depreciated to determine if events have occurred which would require modification to their carrying values or useful lives. In evaluating useful lives and carrying values of long-lived assets, management reviews certain indicators of potential impairment, such as future undiscounted net operating cash flows, vessel sales and purchases, business plans and overall market conditions. In performing the recoverability tests the Company determines future undiscounted net operating cash flows for each vessel and compares it to the vessel’s carrying value. The future undiscounted net operating cash flows are determined by considering the Company’s alternative courses of action, estimated vessel’s utilization, its scrap value, the charter revenues from existing time charters for the fixed fleet days and an estimated daily time charter equivalent for the unfixed days over the remaining estimated useful life of the vessel, net of vessel operating expenses adjusted for inflation, and cost of scheduled major maintenance. When the Company’s estimate of future undiscounted net operating cash flows for any vessel is lower than the vessel’s carrying value, the carrying value is written down, by recording a charge to operations, to the vessel’s fair market value.

As of December 31, 2011, the Company performed an impairment assessment of its long-lived assets by comparing the undiscounted net operating cash flows for each vessel to its respective carrying value. The significant factors and assumptions the Company used in each future undiscounted net operating cash flow analysis included, among others, operating revenues, commissions, off-hire days, dry-docking costs, operating expenses and management fee estimates. Revenue assumptions were based on contracted time charter rates up to the end of life of the current contract of each vessel as well as Forward Freight Agreements (FFAs) and market historical average time charter rates for the remaining life of the vessel after the completion of the current contracts. In addition, the Company used an annual operating expenses escalation factor and an estimate of off hire days. All estimates used and assumptions made were in accordance with the Company’s internal budgets and historical experience of the shipping industry. The Company’s assessment concluded that for vessels that are intended to be held and used no impairment existed as of December 31, 2011, as the future undiscounted net operating cash flows per vessel exceeded the carrying value of each vessel. For the vessels for which alternative courses of action (including their sale) are under consideration, an impairment charge of $69,998 was recognized in 2011 and reflected in the accompanying consolidated statement of operations.

p) Accounting for Special Survey and Dry-docking Costs: The Company follows the deferral method of accounting for special survey and dry-docking costs, whereby actual costs incurred are deferred and are amortized over periods of five and two and a half years, respectively. If special survey or dry-docking is performed prior to the scheduled date, the remaining un-amortized balances are immediately written-off. In the accompanying financial statements, costs deferred are presented on a consistent basis and are limited to actual costs incurred at the yard, paints, class renewal expenses, and parts used in the dry docking or special survey. Indirect costs and/or costs related to ordinary maintenance, carried out while at dry dock, are expensed when incurred as they do not provide any future economic benefit. Unamortized dry-docking and special survey costs of vessels that are sold are written off at the time of the respective vessels’ sale and are included in the calculation of the resulting gain or loss from such sale.

q) Financing Costs: Fees incurred for obtaining new loans are deferred and amortized over the loans’ respective repayment periods, using the effective interest rate method. These charges are included in the balance sheet line item Deferred Charges. Any unamortized balance of costs relating to loans repaid or refinanced is expensed in the period the repayment or refinancing is made, if the refinancing is deemed to be a debt extinguishment under the provision of ASC 470-50 “Debt: Modifications and Extinguishments.”

r) Unearned Revenue: Unearned revenue includes cash received prior to the balance sheet date and is related to revenue earned after such date. These amounts are recognized as revenue over the voyage or charter period.

s) Interest Rate Swaps: The Company uses interest rate swaps to manage net exposure to interest rate changes related to its borrowings. Such swap agreements, designated as “economic hedges” are recorded at fair value with changes in the derivatives’ fair value recognized in earnings unless specific hedge accounting criteria are met. During the years ended December 31, 2009, 2010 and 2011, there was no derivative transaction meeting such hedge accounting criteria; therefore the change in their fair value is recognized in earnings.

t) Financial Instruments: The principal financial assets of the Company consist of cash and cash equivalents and restricted cash, trade receivables (net of allowance), insurance claims, prepayments and advances. The principal financial liabilities of the Company consist of accounts payable, accrued liabilities, deferred revenue, long-term debt, and interest-rate swaps. The carrying amounts reflected in the accompanying consolidated balance sheets of financial assets and liabilities, approximate their respective fair values.

u) Fair Value Measurements: The Company follows the provisions of ASC 820, “Fair Value Measurements and Disclosures” which defines, and provides guidance as to the measurement of, fair value. ASC 820 creates a hierarchy of measurement and indicates that, when possible, fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. The fair value hierarchy gives the highest priority (Level 1) to quoted prices in active markets and the lowest priority (Level 3) to unobservable data, for example, the reporting entity’s own data. Under the standard, fair value measurements are separately disclosed by level within the fair value hierarchy. ASC 820 applies when assets or liabilities in the financial statements are to be measured at fair value, but does not require additional use of fair value beyond the requirements in other accounting principles.

v) Fair value option: In February, 2007, the FASB issued ASC 825, “Financial Instruments,” which permits companies to report certain financial assets and financial liabilities at fair value. ASC 825 was effective for the Company as of January 1, 2008 at which time the Company could elect to apply the standard prospectively and measure certain financial instruments at fair value. The Company evaluated the guidance contained in ASC 825 and elected not to report any existing financial assets or liabilities at fair value that are not already reported at fair value, therefore the adoption of the statement had no impact on its financial position and results of operations. The Company retains the ability to elect the fair value option for certain future assets and liabilities acquired under this new pronouncement.

w) Accounting for Revenue and Expenses: Revenue is recorded when services are rendered, the Company has a signed charter agreement or other evidence of an arrangement, the price is fixed or determinable, and collection is reasonably assured. A voyage charter involves the carriage of a specific amount and type of cargo from specific load port(s) to specific discharge port(s), subject to various cargo handling terms, in return for payment of an agreed upon freight rate per ton of cargo. A time charter involves placing a vessel at the charterers’ disposal for a period of time during which the charterer uses the vessel in return for the payment of a specified daily hire rate. Short period charters for less than three months are referred to as spot charters. Time charters extending three months to a year are generally referred to as medium term charters. All other time charters are considered long term. Voyage revenues for the transportation of cargo are recognized ratably over the estimated relative transit time of each voyage. A voyage is deemed to commence when a vessel is available for loading of its next fixed cargo and is deemed to end upon the completion of the discharge of the current cargo. Revenues from time chartering of vessels are accounted for as operating leases and are thus recognized on a straight line basis as the average revenue over the rental periods of such charter agreements, as service is provided, Voyage expenses, primarily consisting of port, canal and bunker expenses that are unique to a particular charter, are paid for by the charterer under time charter arrangements or by the Company under voyage charter arrangements, except for commissions, which are always paid for by the Company, regardless of charter type. All voyage and vessel operating expenses are expensed as incurred, except for commissions. Commissions are deferred over the related voyage charter period to the extent revenue has been deferred since commissions are earned as the Company’s revenues are earned. Probable losses on voyages in progress are provided for in full at the time such losses can be estimated.

x) Profit Sharing Arrangements: From time to time, the Company has entered into profit sharing arrangements with its charterers, whereby the Company may have received additional income at an agreed percentage of net earnings earned by such charterer, where those earnings are over the base rate of hire and settled periodically during the term of the charter agreement. Revenues generated from the profit sharing arrangements are recorded in the period they are earned.

y) Repairs and Maintenance: All repair and maintenance expenses, including major overhauling and underwater inspection expenses, are charged against income as incurred and are included in vessel operating expenses in the accompanying consolidated statements of operations.

z) Stock-Based Compensation: Following the provisions of ASC 718, “Compensation- Stock Compensation” the Company recognizes all share-based payments to employees, including grants of employee stock options, in the consolidated statements of operations based on their fair values on the grant date. Compensation cost on stock based awards with graded vesting is recognized on an accelerated basis as though each separately vesting portion of the award was in substance, a separate award.

aa) Earnings/(Losses) per Share: Basic earnings/(losses) per share are computed by dividing net income (loss) by the weighted average number of common shares outstanding during the periods presented. Diluted earnings per share reflect the potential dilution that would occur if securities or other contracts to issue common stock were exercised. Dilution has been computed by the treasury stock method whereby all of the Company’s dilutive securities (warrants, options and restricted shares) are assumed to be exercised and the proceeds used to repurchase common shares at the weighted average market price of the Company’s common stock during the relevant periods. The incremental shares (the difference between the number of shares assumed issued and the number of shares assumed purchased) are included in the denominator of the diluted earnings/(losses) per share computation unless such inclusion would be anti-dilutive.

bb) Segment Reporting: The Company reports financial information and evaluates its operations by total charter revenues. The Company does not have discrete financial information to evaluate the operating results for each type of charter. Although revenue can be identified for these types of charters, management does not identify expenses, profitability or other financial information for these charters. As a result, management, including the chief operating decision makers, reviews operating results solely by revenue per day and operating results of the fleet and thus the Company has determined that it operates under one reportable segment. Furthermore, when the Company charters a vessel to a charterer, the charterer is free to trade the vessel worldwide and, as a result, the disclosure of geographic information is impracticable.

cc) Subsequent Events: The Company evaluates subsequent events or transactions up to the date in which the financial statements are issued according to the requirements of ASC 855.

dd) Recent Accounting Standards Updates: ASU 2011-04: In May 2011, the FASB issued ASU 2011-04, Fair Value Measurement (Topic 820)-Amendments to Achieve Common Fair Value Measurements and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (IFRSs). ASU 2011-04 amends ASC 820 to clarify the Board’s intent about the application of existing fair value measurement and disclosure requirements. It also changes particular principles or requirements for measuring fair value or for disclosing information about fair value measurement. The guidance in the ASU is effective for the first reporting period (including interim periods) beginning after December 15, 2011. The provisions of ASU 2011-04 are not expected to have a material impact on the Company’s consolidated financial statements.

ASU 2011-05: In June 2011, the FASB issued ASU 2011-05 Comprehensive Income (Topic 220): Presentation of Comprehensive Income. Under the amendments to Topic 220, Comprehensive Income, in this Update, an entity has the option to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. In both choices, an entity is required to present each component of net income along with total net income, each component of other comprehensive income along with a total for other comprehensive income, and a total amount for comprehensive income. This update eliminates the option to present the components of other comprehensive income as part of the statement of changes in stockholders’ equity. The amendments in this update do not change the items that must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income. ASU is effective for the fiscal years beginning after December 15, 2011. The Company follows the provisions of ASC 220, “Comprehensive Income,” which requires separate presentation of certain transactions, which are recorded directly as components of stockholders’ equity. The provisions of ASU 2011-05 are not expected to have an impact on the Company’s consolidated financial statements. In December 2011, the FASB issued ASU 2011-11, “Balance Sheet (Topic 210): Disclosures about offsetting Assets and Liabilities”. The objective of this update is to provide enhanced disclosures that will enable financial statements’ users to evaluate the effect or potential effect of netting arrangements on an entity’s financial position. This includes the effect or potential effect of rights of setoff associated with an entity’s recognized assets and recognized liabilities within the scope of this ASU. The amendments require enhanced disclosures by requiring improved information about financial instruments and derivative instruments that are either (1) offset in accordance with either Section 210-20-45 or Section 815-10-45 or (2) subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in accordance with either Section 210-20-45 or Section 815-10-45. The amendments in this update are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. An entity should provide the disclosures required by those amendments retrospectively for all comparative periods presented. The provisions of ASU 2011-11 are not expected to have a material impact on the Company’s consolidated financial statements.

In December 2011, the FASB issued ASU 2011-12, “Comprehensive Income (Topic 220): Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items out of Accumulated Other Comprehensive Income in Accounting Standard Update No 2011-05”. The amendments in this ASU supersede certain pending paragraphs in ASU 2011-05, to effectively defer the requirement that companies present reclassification adjustments for each component of accumulated other comprehensive income in both net income and other comprehensive income on the face of the financial statements. Companies are still required to present reclassifications out of accumulated other comprehensive income on the face of the financial statements or disclose those amounts in the notes to the financial statements.

Going Concern	12 Months Ended
Dec. 31, 2011
Going Concern [Abstract]
Going Concern
3.	Going Concern

As of December 31, 2011, the Company was in breach of financial covenants, including the loan-to-value ratios (also known as value maintenance clauses) contained in the Company’s loan agreements, while it has not been able to meet certain of its scheduled payment obligations under its loan agreements which were due in November and December 2011. These breaches constituted events of default and could have resulted in the lenders requiring immediate payment of the loans.

Generally accepted accounting principles require that long-term debt be classified as a current liability when a covenant violation gives the lender the right to call the debt at the balance sheet date, absent a waiver. As a result of the cross default provisions in the Company’s loan and interest rate swap agreements, actual breaches existing under its credit facilities, could result in defaults under all of the Company’s affected debt and the acceleration of such debt by its lender. Accordingly, as of December 31, 2011, the Company is required to reclassify its long term debt and derivative financial instrument liability (interest rate swaps) as current liabilities in its consolidated balance sheet since the Company has not received waivers in respect of the breaches discussed above. As a result, the Company has a working capital deficit amounting to $47,186.

Furthermore, as of December 31, 2011, the Company was a party to two newbuilding contracts for which previously obtained financing was cancelled in 2011. As discussed in Note 17, subsequent to December 31, 2011, the Company failed to meet a scheduled payment obligation for the construction of these newbuildings.

As more fully discussed in Note 17, in 2012, the Company received notifications from the Banks that the Company is in breach of certain covenants and has not paid certain amounts as per its loan agreements. Management is currently seeking and will continue to seek to restructure the Company’s indebtedness and obtain waivers on covenants violations. However, it is uncertain that it will be able to succeed as this is currently subject to the agreement of all banks involved. If the Company is not able to obtain the necessary waivers and/or restructure its debt, this could lead to the acceleration of the outstanding debt under its debt agreements. The Company’s failure to satisfy its covenants and payment obligations under its debt agreements, and any consequent acceleration and cross acceleration of its outstanding indebtedness would have a material adverse effect on the Company’s business operations, financial condition and liquidity.

Based on the Company’s cash flow projections for 2012, cash on hand and cash provided by operating activities including the cash to be provided upon the sale of the vessels currently classified as held for sale will not be sufficient to cover scheduled debt repayments as of December 31, 2011, operating expenses and capital expenditure requirements for at least twelve months from the balance sheet date. All of the above raises doubt regarding the Company’s ability to continue as a going concern.

The Company is currently exploring several alternatives aiming to manage its working capital requirements and other commitments if current market charter hire rates remain at today’s low levels including negotiations for the restructuring of its loans, a share capital increase, disposition of certain vessels in its current fleet and taking steps to achieve additional reductions in operating and other costs.

The consolidated financial statements as of December 31, 2011, were prepared assuming that the Company would continue as a going concern. Accordingly, the financial statements did not include any adjustments relating to the recoverability and classification of recorded asset amounts, the amounts and classification of liabilities, or any other adjustments that might result in the event the Company is unable to continue as a going concern, except for the current classification of debt and the associated restricted cash, deferred financing fees and derivative financial instrument liability.

Related Party Transactions	12 Months Ended
Dec. 31, 2011
Related Party Transactions [Abstract]
Related Party Transactions
4.	Related Party Transactions

Manager

All vessels owned by the Company receive management services from the Manager, pursuant to ship management agreements between each of the ship-owning companies and the Manager.

In June 2011, each of the ship-owning subsidiaries entered into an amended and restated management agreement and the Company entered into a services agreement with the Manager pursuant to which the monthly technical management fee increased from $16.5 to $18.975 and the monthly services fee increased from $118.5 to $136.275, respectively, effective June 1, 2011. In addition, in connection with the relocation of the Company’s offices in June 2011, the Company entered into an agreement with the Manager pursuant to which the Company agreed to pay the Manager 65% of the rental due for the office space, commencing June 2011, and 65% of the apportioned common expenses and maintenance expenses.

In addition, based on the amended services agreement FreeSeas reimbursed the Manager with the lump sum of $144 (equivalent of Euro 100) for the expenses incurred in relation to the relocation of the Manager’s offices and early termination cost for previous lease agreement. This compensation is included in “General and Administrative Expenses” in the accompanying consolidated statement of operations.

Each of the Company’s ship-owning subsidiaries pays, as per its management agreement with the Manager, monthly technical management fee of $18.975 (on the basis that the $/Euro exchange rate is 1.30 or lower; if on the first business day of each month the $/Euro exchange rate exceeds 1.30 then the management fee payable will be increased for the month in question, so that the amount payable in $ will be the equivalent in Euro based on 1.30 $/Euro exchange rate) plus a fee of $0.4 per day for superintendant attendance and other direct expenses.

FreeSeas also pays the Manager a fee equal to 1.25% of the gross freight or hire from the employment of FreeSeas’ vessels. The Manager has subcontracted the charter and post charter management of FreeSeas’ vessels and pays the 1.25% of the gross freight or hire from the employment of the vessels to Safbulk Pty Ltd (“Safbulk”), an entity affiliated with one Company’s major shareholder. Such sub-management agreement was terminated in March 2012 and the Manager has commenced the provision of the commercial management of the Company’s fleet. In addition, FreeSeas pays a 1% commission on the gross purchase price of any new vessel acquired or the gross sale price of any vessel sold by FreeSeas with the assistance of the Manager. In this respect, the Company paid Free Bulkers $261 relating to the sale of the M/V Free Envoy and M/V Free Lady (Note 5) in 2011 and $32 relating to the sale of M/V Free Destiny (Note 5) and $488 relating to the signing of shipbuilding contracts for the construction of two handysize vessels (Note 7) in 2010. In addition, the Company has incurred commission expense relating to its commercial agreement with the Manager amounting to $371, $728 and $752 for the years ended December 31, 2011, 2010 and 2009 respectively, included in “Commissions” in the accompanying consolidated statements of operations.

FreeSeas pays, as per its services agreement with the Manager, a monthly fee of $136.275, (on the basis that the $/Euro exchange rate is 1.35 or lower; if on the last business day of each month the $/Euro exchange rate exceeds 1.35 then the service fee payable will be adjusted for the following month in question, so that the amount payable in dollars will be the equivalent in Euro based on 1.35 $/Euro exchange rate) as compensation for services related to accounting, financial reporting, implementation of Sarbanes-Oxley internal control over financial reporting procedures and general administrative and management services plus expenses. The Manager is entitled to a termination fee if the agreement is terminated upon a “change of control” as defined in its services agreement with the Manager. The termination fee as of December 31, 2011 would be approximately $100,525.

Fees and expenses charged by the Manager are included in the accompanying consolidated financial statements in “Management fees to a related party,” “General and administrative expenses,” “Operating expenses,” “Gain on sale of vessel”, “Vessel impairment loss”, “Advances for vessels under construction” and “Write-off of advances for vessels under construction”. The total amounts charged for the year ended December 31, 2011, 2010 and 2009 amounted to $4,451 ($1,900 of management fees, $1,609 of services fees, $146 of superintendent fees, $144 for compensation of relocation expenses, $179 for other expenses and $473 for management fees and supervision expenses for vessels under construction), $3,826 ($1,978 of management fees, $1,439 of services fees, $178 of superintendent fees, $117 for other expenses and $114 for management fees and supervision expenses for vessels under construction) and $3,245 ($1,874 of management fees, $1,313 of services fees and $58 of superintendent fees), respectively.

On December 31, 2009, the Company granted 84,000 restricted shares to certain of the Manager’s employees vesting in December 2012 pursuant to the Company’s equity incentive plan (Note 14). The cost of these shares is amortized over their vesting period and is included in “General and administrative expenses” in the accompanying consolidated statements of operations.

The balance due from the Manager as of December 31, 2011 and December 31, 2010 was $563 and $1,285 respectively. The amount paid to the Manager for office space during the year ended December 31, 2011, 2010 and 2009 was $178, $204 and $197, respectively and is included in “General and administrative expenses” in the accompanying consolidated statements of operations.

First Business Bank (FBB)

FreeSeas received from FBB, in which one of the Company’s major shareholders holds a substantial interest, and in which the Company’s Chairman, Chief Executive Officer and President owns a minority interest, a loan of $27,750 (Note 10) in December 2009, to refinance its then existing loan balance of $21,750 with FBB and to receive additional liquidity of up to $6,000 with a first priority mortgage over the M/V Free Impala and the M/V Free Neptune. The outstanding balance of the loan as of December 31, 2011 was $23,237. Interest charged under the loan facility for the year ended December 31, 2011, 2010 and 2009 amounts to $812, $893 and $629, respectively, and is included in “Interest and finance costs” in the accompanying consolidated statements of operations. On December 23, 2011 the Company agreed by letter with FBB to defer the repayment installment of $837.5 and the interest payment of $197 both due on December 16, 2011 until the next repayment date March 16, 2012. In addition, the bank granted a waiver to the security value covenant and the financial covenants and their testing has been waived until March 16, 2012 (Note 17).

Other Related Parties

The Company, through Free Bulkers and Safbulk uses from time to time a ship-brokering firm associated with family members of the Company’s Chairman, Chief Executive Officer and President for certain of the charters of the Company’s fleet. During the years ended December 31, 2011, 2010 and 2009, such ship-brokering firm charged the Company commissions of $56, $175 and $48, respectively, which are included in “Commissions” in the accompanying consolidated statements of operations. The balance due to the ship-brokering firm as of December 31, 2011 and December 31, 2010 was $84 and $98, respectively.

Vessels, net	12 Months Ended
Dec. 31, 2011
Vessels, net [Abstract]
Vessels, net
5.	Vessels, net

	Vessels Cost	Accumulated Depreciation	Net Book Value
December 31, 2008	$298,514	$(23,109)	$275,405

Additions new vessels	11,302	—	11,302
Depreciation	—	(16,006)	(16,006)

December 31, 2009	$309,816	$(39,115)	$270,701

Depreciation	—	(15,365)	(15,365)
Disposal	(7,600)	5,561	(2,039)
Vessel held for sale	(27,981)	5,472	(22,509)
Vessel impairment charge	(22,921)	5,824	(17,097)

December 31, 2010	$251,314	$(37,623)	$213,691

Depreciation	—	(8,664)	(8,664)
Disposal	(9,461)	7,279	(2,182)
Vessels held for sale	(76,302)	1,214	(75,088)
Vessel impairment charge	(62,414)	16,076	(46,338)

December 31, 2011	$103,137	$(21,718)	$81,419

Vessel acquisition during the year ended December 31, 2009

In 2009, the Company agreed to purchase the M/V Free Neptune from an unaffiliated third party for $11,000 plus costs directly related to the purchase amounting to $302. The vessel was delivered to the Company on August 25, 2009. The Company financed the acquisition using cash on hand which was raised as part of the Company’s follow on equity offering in July 2009 (Note 15).

Vessel disposed during the year ended December 31, 2010

On July 30, 2010, the Company agreed to sell the M/V Free Destiny. The vessel was delivered to the buyers on August 27, 2010 and the Company recognized a gain of $807 as a result of the sale. From the proceeds of the sale, the Company paid on November 1, 2010 an amount of $2,700 constituting prepayment towards the Deutsche Bank Nederland N.V. (“Deutsche Bank Nederland,” formerly known as Hollandsche Bank Unie) loan facility B (Note 10).

Vessels disposed during the year ended December 31, 2011

On May 13, 2011, the Company sold the M/V Free Envoy for a sale price of $4,200 and recognized a gain of $1,561 as a result of the sale. From the net proceeds of the sale, the Company paid on May 13, 2011 an amount of $3,700 constituting prepayment towards the Deutsche Bank Nederland loan facility B. According to the loan terms, all future installments have been reduced to nil until the balloon payment due in November 2012 (Note 10).

As a result of the fourth supplemental agreement, the Company entered into with Credit Suisse on July 15, 2011(Note 10), the Company committed to a plan for sale of the vessels M/V Free Jupiter and M/V Free Lady.

Thus Company assessed for recoverability the carrying value of M/V Free Jupiter and M/V Free Lady, including unamortized deferred dry docking costs of $177, due to their expected sale. In performing its assessment, the Company compared the carrying value of the vessels with their estimated fair value. As a result of this assessment, the Company has recognized an impairment loss of $46,515 in the consolidated statements of operations of which $15,048 relates to the M/V Free Jupiter and $31,467 to the M/V Free Lady.

On November 8, 2011, the Company sold the M/V Free Lady, for a sale price of $21,900. From the net proceeds of the sale, the Company paid on November 8, 2011 the amount of $19,800 constituting prepayment towards the Credit Suisse loan facility (Note 10).

Vessels held for sale	12 Months Ended
Dec. 31, 2011
Vessels held for sale [Abstract]
Vessels held for sale
6.	Vessels held for sale

Net Book Value
December 31, 2009	$—
Additions	22,509
Vessel impairment charge	(8,903)
December 31, 2010	$13,606
Additions	75,088
Disposals	(20,503)
Drydocking costs	564
Vessel impairment charge	(23,483)
December 31, 2011	$45,272

The Company according to the provisions of ASC 360, has classified the M/V Free Hero, the M/V Free Jupiter, the M/V Free Impala and the M/V Free Neptune as “held for sale” in the accompanying consolidated balance sheet for the year ended December 31, 2011 at their estimated market values less costs to sell, as all criteria required for the classification as “Held for Sale” were met at the balance sheet date. On February 28, 2011, after obtaining the respective lenders consent (FBB), the Company’s Board of Directors, approved a plan of sale of the vessels M/V Free Impala and M/V Free Neptune within the context of its plans to fund its working capital requirements as discussed in Note 3. On July 15, 2011, the Company’s Board of Directors approved a plan of sale of the vessels M/V Free Jupiter and M/V Free Lady (which was sold on November 8, 2011) as a result of the fourth supplemental agreement the Company entered into with Credit Suisse (Note 10).

Drydocking costs consists of the unamortized dry docking and special survey costs of the M/V Free Neptune which were included in “Vessels held for sale” following the vessel’s classification as held for sale in February 2011 as well as $373 relating to the cost of the drydocking and special survey performed on this vessel in November 2011.

As of December 31, 2011, the Company compared the carrying values of vessels classified as held for sale with their estimated market values less costs to sell and recognized an impairment loss of $23,483 in the accompanying consolidated statements of operations. All four vessels classified as held for sale at December 31, 2011 are expected to be disposed off subsequent to June 1, 2012, but prior to December 31, 2012.

Vessel classified as assets held for sale during the year ended December 31, 2010.

The Company according to the provisions of ASC 360, has classified the M/V Free Hero as “held for sale” in the accompanying consolidated balance sheet for the year ended December 31, 2010 at her estimated market value less costs to sell, as all criteria required for the classification as “Held for Sale” were met at the balance sheet date. The vessel’s carrying value was adjusted to $13,606 at the date of its classification as held for sale. Furthermore subsequent to December 31, 2010, at the direction of the Company’s Board of Directors, and after obtaining the respective lenders consent (FBB), the Company initiated a plan of sale of the vessels M/V Free Neptune and M/V Free Impala within the context of its plans to fund its working capital requirements.

The Company has individually assessed for recoverability the carrying values of each of the above vessels, including unamortized deferred dry docking costs of $631. In performing its assessment, the Company compared the carrying values of these vessels with their estimated fair values at December 31, 2010. As a result of this assessment the Company has recognized an impairment loss of $26,631 in the accompanying 2010 consolidated statement of operations, of which $17,253 relates to the M/V Free Impala and $9,378 to the M/V Free Hero. No impairment loss was recognized for the M/V Free Neptune as its fair value exceeded its carrying value.

Advances for Vessels under Construction	12 Months Ended
Dec. 31, 2011
Advances for Vessels under Construction [Abstract]
Advances for Vessels under Construction
7.	Advances for Vessels under Construction

On August 17, 2010, two of the Company’s wholly owned subsidiaries entered into shipbuilding contracts with a Chinese yard for the construction of two drybulk vessels of approximately 33,600 dwt each for an aggregate purchase price of $49,880 including extra costs of approximately $1,080 in total. In March 2011 and May 2011, the Company advanced the second installment amounting to $2,440 and $2,440 for Hull 1 and Hull 2, respectively.

The amount shown in the accompanying consolidated balance sheet includes milestone payments relating to the shipbuilding contracts with the shipyard, supervision costs and any material related expenses incurred during the construction period, net of potential impairment.

As of December 31, 2011, the Company impaired the advances and the capitalized expenses relating to the shipbuilding contracts due to lack of financing after the cancelation of ABN AMRO financing commitment (Note 10) and delayed scheduled payment to the yard resulting in a default situation as per the construction contract (Note 17).

The movement of the advances for vessels under construction for each of the two years ended December 31, 2010 and 2011 has as follows:

	Contract payments	Capitalized expenses	Capitalized interest	Total
December 31, 2009	$—	—	—	$—
Additions	4,880	742	43	5,665
December 31, 2010	$4,880	742	43	$5,665
Additions	4,880	890	282	6,052
Impairment	(9,760)	(1,632)	(325)	(11,717)
December 31, 2011	$—	—	—	$—

Deferred Charges	12 Months Ended
Dec. 31, 2011
Deferred Charges [Abstract]
Deferred Charges
8.	Deferred Charges

	Dry Docking Costs– Non Current	Special Survey Costs – Non Current	Financing Costs- Current	Total
December 31, 2008	$706	$2,117	$949	$3,772

Additions	551	546	324	1,421
Write-offs	—	—	(111)	(111)

Amortization	(504)	(1,238)	(345)	(2,087)

December 31, 2009	$753	$1,425	$817	$2,995

Additions	1,610	937	—	2,547
Write-offs	(298)	(333)	—	(631)
Amortization	(834)	(1,054)	(211)	(2,099)

December 31, 2010	$1,231	$975	$606	$2,812

Additions	172	20	—	192
Write-offs	(126)	(280)	(100)	(506)

Vessels held for sale	(124)	(67)	—	(191)

Amortization	(622)	(293)	(176)	(1,091)

December 31, 2011	$531	$355	$330	$1,216

Additions to deferred dry-docking and special survey costs in 2011 related to the dry docking and special survey of the M/V Free Maverick.

Unamortized dry docking and special survey costs of $406 related to the M/V Free Envoy and M/V Free Lady were written off upon the vessels sale in 2011 as well as $100 related to unamortized deferred financing fees of the Credit Suisse loan facility (Note 10) due to the prepayment made in 2011.

Unamortized dry docking and special survey costs of $191 related to the M/V Free Neptune were included in “Vessels held for sale” following the vessel’s classification as held for sale in February 2011.

Financial Instruments and Fair Value Measurements	12 Months Ended
Dec. 31, 2011
Financial Instruments and Fair Value Measurements [Abstract]
Financial Instruments and Fair Value Measurements
9.	Financial Instruments and Fair Value Measurements

The Company is exposed to interest rate fluctuations associated with its variable rate borrowings and its objective is to manage the impact of such fluctuations on earnings and cash flows of its borrowings. In this respect, the Company partially uses interest rate swaps to manage net exposure to interest rate fluctuations related to its borrowings.

The Company is a party of two interest rate swap agreements which do not qualify for hedge accounting and as such, the changes in their fair values are recognized in the statement of operations. The Company makes quarterly payments to the counterparty based on decreasing notional amounts, standing at $5,993 and $3,208, respectively as of December 31, 2011 at fixed rates of 5.07% and 5.55% respectively, and the counterparty makes quarterly floating-rate payments at LIBOR to the Company based on the same decreasing notional amounts. The swaps mature in September 2015 and July 2015, respectively.

The change in the fair value of the Company’s two interest rate swaps for the year ended December 31, 2011, 2010 and 2009 resulted in unrealized gains of $361, $129 and $560, respectively. The settlements on the interest rate swaps for the year ended December 31, 2011, 2010 and 2009 resulted in realized losses of $539, $594 and $671, respectively. The total of the change in fair value and settlements for the year ended December 31, 2011, 2010 and 2009 aggregate to losses of $178, $465 and $111, respectively, which is separately reflected in “Loss on derivative instruments” in the accompanying consolidated statements of operations.

As of December 31, 2011 the Company was in breach of certain of its financial covenants relating to loan agreements (Note 10). Thus the cross default provisions of the swap agreements would be activated and as such and in accordance with the guidance related to classification of obligations that are callable by the creditor, the Company has classified the entire long-term amount of $377 as current at December 31, 2011. In this respect the total fair value amounting to $760 is reflected in “Derivative financial instruments-current portion” in the accompanying consolidated balance sheets.

Tabular Disclosure of Derivatives Location

Derivatives are recorded in the balance sheet on a net basis by counterparty when a legal right of setoff exists. The following tables present information with respect to the fair values of derivatives reflected in the balance sheet on a gross basis by transaction. The tables also present information with respect to gains and losses on derivative positions reflected in the Statement of income.

Fair Value of Derivative Instruments

		Asset Derivatives		Liability Derivatives
		December 31, 2011	December 31, 2010	December 31, 2011	December 31, 2010
Derivative	Balance Sheet Location	Fair Value	Fair Value	Fair Value	Fair Value

Derivatives not designated as hedging instruments

Interest rate swaps	Derivative financial instruments - current portion	—	—	760	583

	Derivative financial instruments - net of current portion	—	—	—	538

	Total derivatives	—	—	760	1,121

The Effect of Derivative Instruments on the Statement of Operations for the Years Ended December 31, 2011, 2010 and 2009

Derivatives Not Designated as Hedging Instruments

		Amount
Derivative	Gain (Loss) Recognized on Derivative Location	2011	2010	2009
Interest rate swaps	Loss on derivative instruments	178	465	111

Total		178	465	111

The following methods and assumptions were used to estimate the fair value of each class of financial instrument:

•

Cash and cash equivalents, restricted cash, accounts receivable and accounts payable: The carrying values reported in the consolidated balance sheets for those financial instruments are reasonable estimates of their fair values due to their short-term nature.

•	Long-term debt: The fair values of long-term bank loans approximate the recorded values due to the variable interest rates payable.

•

Derivative financial instruments: The fair values of the Company’s derivative financial instruments equate to the amount that would be paid or received by the Company if the agreements were cancelled at the reporting date, taking into account current market data per instrument and the Company’s or counterparty’s creditworthiness, as appropriate.

The guidance for fair value measurements applies to all assets and liabilities that are being measured and reported on a fair value basis. This statement enables the reader of the financial statements to assess the inputs used to develop those measurements by establishing a hierarchy for ranking the quality and reliability of the information used to determine fair values. The statement requires that assets and liabilities carried at fair value be classified and disclosed in one of the following three categories:

Level 1: Unadjusted quoted market prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities.

Level 2: Observable inputs other than quoted prices included in Level 1, such as quoted prices for similar assets and liabilities in active markets; quoted prices for identical or similar assets and liabilities in markets that are not active; or other inputs that are observable or can be corroborated by observable market data

Level 3: Unobservable inputs that are not corroborated by market data and that are significant to the fair value of the assets or liabilities.

The Company’s derivative financial instruments are valued using pricing models that are used to value similar instruments by market participants. Where possible, the Company verifies the values produced by its pricing models to market prices. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit spreads, measures of volatility and correlations of such inputs. The Company’s derivatives trade in liquid markets, and as such, model inputs can generally be verified and do not involve significant management judgment. Such instruments are typically classified within Level 2 of the fair value hierarchy.

The following table summarizes the valuation of liabilities measured at fair value on a recurring basis as of the valuation date:

		Quoted Prices in Active Markets for Identical Assets	Significant Other Observable Inputs	Significant Unobservable Inputs
Recurring measurements:	December 31, 2011	(Level 1)	(Level 2)	(Level 3)
Interest rate swap contracts	$760	$—	$760	$—

Total	$760	$—	$760	$—

The following table summarizes the valuation of assets measured at fair value on a non-recurring basis as of the valuation date:

		Quoted Prices in Active Markets for Identical Assets	Significant Other Observable Inputs	Significant Unobservable Inputs
Non -Recurring measurements:	December 31, 2010	(Level 1)	(Level 2)	(Level 3)
Vessels held for sale	$13,606	$—	$13,606	$—
Vessels, net	15,000		15,000

Total	$28,606	$—	$28,606	$—

Non -Recurring measurements:	December 31, 2011	(Level 1)	(Level 2)	(Level 3)
Vessels held for sale	$45,272	$—	$45,272	$—

Total	$45,272	$—	$45,272	$—

In accordance with the provisions of relevant guidance, as of December 31, 2011, the Company compared the carrying values of the M/V Free Hero, the M/V Free Jupiter, the M/V Free Impala and the M/V Free Neptune which were classified as held for sale in the accompanying consolidated balance sheet for the year ended December 31, 2011 (Note 6), with their estimated fair market values less costs to sell and recognized an impairment loss of $23,483 in the accompanying consolidated statements of operations.

The Company according to the provisions of ASC 360, has classified the M/V Free Hero as “held for sale” in the accompanying consolidated balance sheet for the year ended December 31, 2010 at her estimated market value less costs to sell, as all criteria required for the classification as “Held for Sale” were met at the balance sheet date. The vessel’s carrying value was adjusted to $13,606 at the date of its classification as held for sale. Furthermore subsequent to December 31, 2010, at the direction of the Company’s Board of Directors, and after obtaining the respective lenders consent (FBB), the Company initiated a plan of sale of the vessels M/V Free Neptune and M/V Free Impala within the context of its plans to fund its working capital requirements. The Company has individually assessed for recoverability the carrying values of each of the above vessels, including unamortized deferred dry docking costs of $631. In performing its assessment, the Company compared the carrying values of these vessels with their estimated fair values at December 31, 2010. As a result of this assessment the Company has recognized an impairment loss of $26,631 in the accompanying 2010 consolidated statement of operations, of which $17,253 relates to the M/V Free Impala and $9,378 to the M/V Free Hero. No impairment loss was recognized for the M/V Free Neptune as its fair value exceeded its carrying value.

Long-Term Debt	12 Months Ended
Dec. 31, 2011
Long-Term Debt [Abstract]
Long-Term Debt
10.	Long-Term Debt

Long-term debt as of December 31, 2011 and 2010 consists of the following bank loans:

	(In thousands of U.S. Dollars)
	December 31, 2011			December 31, 2010
Lender	Current Portion	Long- term portion	Total	Current portion	Long- term	Total
Deutsche Bank Nederland (a)	$13,250	$—	$13,250	$3,000	$11,750	$14,750
Deutsche Bank Nederland (b)	$16,009	$—	$16,009	$300	$19,409	$19,709
Credit Suisse (c)	$19,099	$—	$19,099	$13,372	$18,603	$31,975
Credit Suisse (d)	$17,351	$—	$17,351	$3,000	$25,275	$28,275
First Business Bank. (e)	$23,237	$—	$23,237	$3,350	$22,400	$25,750
Total	$88,946	$—	$88,946	$23,022	$97,437	$120,459

The remaining repayment terms of the loans outstanding as of December 31, 2011, as amended to reflect the agreements reached for deferral of certain payments in 2012, without considering the Company’s non-compliance discussed in Note 3, are as follows:

Lender	Vessel	Remaining Repayment Terms
(a) Deutsche Bank Nederland	M/V Free Knight	Fifteen consecutive quarterly installments of $750 followed by one installment of $2,000.
(b) Deutsche Bank Nederland	M/V Free Maverick	One balloon payment of $16,009.
(c) Credit Suisse	M/V Free Hero M/V Free Goddess M/V Free Jupiter	Seven quarterly installments of $875, eight quarterly installments of $937.5 and a balloon payment of $5,475 payable together with the last installment.

(d) Credit Suisse		Seven quarterly installments of $525, eight quarterly installments of $562.5 and a balloon payment of $9,175 payable together with the last installment.

(e) First Business Bank	M/V Free Impala M/V Free Neptune	One quarterly installment of $1,675, nineteen quarterly installments of $837.5 and a balloon payment of $5,650, payable together with the last installment.

The vessels indicated in the above table are pledged as collateral for the respective loans.

The Company and its subsidiaries have obtained financing from affiliated and unaffiliated lenders for its vessels (Note 4).

All the Company’s credit facilities bear interest at LIBOR plus a margin, ranging from 2.25% to 4.25%, and are secured by mortgages on the financed vessels and assignments of vessels’ earnings and insurance coverage proceeds. They also include affirmative and negative financial covenants of the borrowers, including maintenance of operating accounts, minimum cash deposits, average cash balances to be maintained with the lending banks and minimum ratios for the fair values of the collateral vessels compared to the outstanding loan balances. Each borrower is restricted under its respective loan agreement from incurring additional indebtedness, changing the vessels’ flag without the lender’s consent or distributing earnings.

The weighted average interest rate for the year ended December 31, 2011 and 2010 was 2.9% and 3%, respectively. Interest expense incurred under the above loan agreements amounted to $3,173 (net of capitalized interest $282), $3,932 and $3,708 for the years ended December 31, 2011, 2010 and 2009, respectively, and is included in “Interest and Finance Costs” in the accompanying consolidated statements of operations.

Deutsche Bank Nederland Facility

On September 2, 2011, the Company instructed the Deutsche Bank Nederland in accordance with relevant provision of the facility agreement to postpone the repayment installment of $750 due on September 18, 2011, which will be paid on the termination date in December 2015.

In October 2011, the Company following negotiations with Deutsche Bank Nederland deferred the payment of an additional fee equal to $360, due on November 1, 2011, to January 2012 (Note 17).

In December 2011, the Company did not pay the $750 repayment installment along with accrued interest with Deutsche Bank Nederland and is in discussions to permanently amend the amortization schedule including refinancing of the balloon due in November 2012.

Credit Suisse Facility

On July 15, 2011, the Company entered into a Fourth Supplemental Agreement with Credit Suisse which amended its existing credit facility to, among other things, defer its payments totaling $2,000, originally due in July 2011 until September 2011. The Fourth Supplemental Agreement, as originally entered into, contemplated that the Company would complete a proposed debt financing with an unrelated party, and that if the debt financing did not occur by September 5, 2011, the Company would sell one or two of the four vessels collateralizing the credit facility. This debt financing did not occur. Therefore, the Company initiated the sale of the M/V Free Jupiter and the M/V Free Lady. On October 3, 2011, the Company entered an agreement to sell vessel Free Lady (Note 5). The net proceeds of this sale amounting to $19,800 were applied to pay down the amount outstanding on this facility.

The Company has incurred amendment fees of $150 for the year ended December 31, 2011, relating to this facility, which are included in the accompanying consolidated statements of operations in “Interest and Finance Costs.”

In light of the successful sale of the M/V Free Lady (Note 5), the Company entered into a Fifth Supplemental Agreement dated November 7, 2011 with Credit Suisse, which amended the Fourth Supplemental Agreement to, among other things, reduce the next five loan repayment installments starting from the third quarter of 2011. Pursuant to this agreement, the Company agreed to enter into a period time charter of at least twelve months for all mortgaged vessels not later than December 31, 2011, which charter would cover the vessels’ debt service plus $1.0 million. If the foregoing time charters were not entered into by the date required, the Company agreed that will sell, not later than January 31, 2012, either the M/V Free Jupiter or both the M/V Free Goddess and the M/V Free Hero. In addition, under the Fifth Supplemental Agreement, the margin on this facility increased to 3.25% during the period until either the period employment or the sale procedure has been completed, after which time the margin will be reduced to 2.75%. According to the terms of the agreement, failure to comply with the above would constitute an event of default. The Company had not entered into a period time charter as required by the Fifth Supplemental Agreement by December 31, 2011 (Note 17).

FBB Facility

On December 23, 2011, the Company agreed with FBB to defer the repayment installment of $837.5 and the interest payment of $197 both due on December 16, 2011 until the next repayment date March 16, 2012. In addition, the bank granted a waiver to the security value covenant and the financial covenants and their testing has been waived until March 16, 2012 (Note 17).

ABN AMRO Facility

On September 10, 2010, the Company signed an offer letter with ABN AMRO Bank securing, subject to customary legal documentation and payment of an arrangement fee, commitments for pre-delivery and post-delivery debt financing up to an amount of $32,400 for the purchase of two newbuilding Handysize vessels. The facility, which would be available for drawdown until December 31, 2012, is repayable in 20 quarterly installments plus a balloon payment, commencing three months after the delivery of the vessels. The vessels will be used as collateral for the facility. According to the agreed terms, the facility would bear interest at LIBOR plus margin and would include customary financial covenants.

On October 4, 2010, ABN AMRO Bank issued letters of guarantee in favor of the Chinese shipyard covering the second installment for the newbuilding vessels, amounting to $2,440 for each vessel. On the same date, the Company entered into a bank guarantee facility agreement for the issuance of the letters of guarantee. The letters of guarantee mature on the earliest between the date of the payment of the second installment and November 30, 2011. In March 2011 and May 2011, the Company advanced the second installment amounting to $2,440 and $2,440 for Hull 1 and Hull 2, respectively, and the relevant letters of guarantee were cancelled.

By letter dated December 30, 2011, the Company received notice from ABN AMRO Bank that the Bank’s commitment for pre-delivery and post delivery debt financing up to the amount of $32,400 for the purchase of the two newbuilding Handysize vessels has been canceled due to the Company’s failure to pay commitment fees as prescribed in the offer letter, that were considered as events of default, and the occurrence of various material adverse changes as considered by ABN AMRO Bank. The commitment fees paid by the Company were reimbursed by ABN AMRO in 2012 (Note 17).

Loan Covenants

As of December 31, 2011, its loan agreements contain various financial covenants as follows:

Credit Suisse loan agreement: (i) the Company is required to maintain minimum cash balances of $375 for each of its vessels covered by the loan agreement; and (ii) the aggregate fair market value of the financed vessels must not be less than 135% of the outstanding loan balance and the swap exposure.

FBB loan agreement: (i) the Company is required to maintain an average corporate liquidity of at least $3,000; (ii) the leverage ratio of the corporate guarantor shall not at any time exceed 55%; (iii) the ratio of EBITDA to net interest expense shall not be less than 3; and (iv) the fair market value of the financed vessels shall be at least (a) 115% for the period July 1, 2010 to June 30, 2011 and (b) 125% thereafter. The covenants described in clauses (i), (ii) and (iii) above are tested annually on December 31 st and their testing has been waived by the bank until March 16, 2012.

Deutsche Bank Nederland loan agreement: (i) the interest coverage ratio to be recalculated and reset; (ii) the debt service coverage ratio to be recalculated and reset; (iii) the gearing ratio shall not exceed 2.5; (iv) the outstanding loan balance shall not be more than a ratio of the fair market value of the financed vessels as follows: (a) 100% from July 1, 2010 until and including June 30, 2011, (b) 110% from July 1, 2011 until and including June 30, 2012, (c) 120% from July 1, 2012 until and including December 30, 2012 and (d) 125% from December 31, 2012 and thereafter. The covenants described in clauses (i), (iii) and (iv) above are tested quarterly and the covenant in clause (ii) above is tested annually on December 31st.

Based on the loan agreements, the Company is required to meet the covenants described above. As of December 31, 2011, the Company was in breach of certain of its financial covenants for all of its loan agreements, including the loan-to-value ratios, interest cover ratios, minimum liquidity requirements and leverage ratios. Thus, in accordance with guidance related to classification of obligations that are callable by the creditor, the Company has classified all of the related long-term debt amounting to $88,946 as current at December 31, 2011.

Commitments and Contingencies	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies [Abstract]
Commitments and Contingencies
11.	Commitments and Contingencies

The following table summarizes our contractual obligations and their maturity dates as of December 31, 2011:

	Payments Due by Period
(Dollars in thousands)	Total	Less than 1 year	2- year	3- year	4- year	5- year	More than 5 years
	(U.S. dollars in thousands)

Long-term debt	$88,946	$88,946	$—	$—	$—	$—	$—

Interest on variable-rate debt	3,334	3,334	—	—	—	—	—

Yard construction installments	20,060	20,060	—	—	—	—	—

Services fees to the Manager	11,038	1,635	1,635	1,635	1,635	1,635	2,863

Management fees to the Manager	16,642	1,765	911	911	911	911	11,233

Total obligations	$140,020	$115,740	$2,546	$2,546	$2,546	$2,546	$14,096

The above table does not include our share of the monthly rental expenses for our offices of approximately 8.7 Euro (in thousands)

Claims

Various claims, suits, and complaints, including those involving government regulations and product liability, arise in the ordinary course of the shipping business. In addition, losses may arise from disputes with charterers, agents, insurance and other claims with suppliers relating to the operations of the Company’s vessels. Currently, management is not aware of any such claims or contingent liabilities, which should be disclosed, or for which a provision should be established in the accompanying consolidated financial statements. The Company is a member of a protection and indemnity association, or P&I Club that is a member of the International Group of P&I Clubs, which covers its third party liabilities in connection with its shipping activities. A member of a P&I Club that is a member of the International Group is typically subject to possible supplemental amounts or calls, payable to its P&I Club based on its claim records as well as the claim records of all other members of the individual associations, and members of the International Group. Although there is no cap on its liability exposure under this arrangement, historically supplemental calls have ranged from 25%-40% of the Company’s annual insurance premiums, and in no year have exceeded $1 million. The Company accrues for the cost of environmental liabilities when management becomes aware that a liability is probable and is able to reasonably estimate the probable exposure. Currently, management is not aware of any such claims or contingent liabilities, which should be disclosed, or for which a provision should be established in the accompanying consolidated financial statements. The Company’s protection and indemnity (P&I) insurance coverage for pollution is $1 billion per vessel.

The M/V Free Jupiter was on time charter with Korea Line Corp, or KLC, a South Korean company, from June 8, 2007 until she was re-delivered to us on February 22, 2011. KLC made several unilateral deductions from hire payments during the three-year course of the time charter, and no hire was received from KLC from February 8, 2011 until the actual redelivery of the vessel on February 22, 2011. The Company commenced arbitration proceedings against KLC, and has taken action to obtain security, including the arrest of KLC assets. As a result, the Company obtained third-party security in the amount of $1.68 million (which includes provision for interest and legal costs) in the form of a letter of undertaking from KLC’s P&I club covering KLC’s unilateral deductions from the hire. The Company also obtained cash security held in escrow in the amount of $159 from the execution of a lien on sub-hires. KLC has counterclaimed by way of set-off, alleging that KLC is entitled to retain the amount of hire that was deducted because of the Company’s alleged breach of charterparty. The Company denies these allegations and continues to assert its claim to recover the full amount deducted by KLC. On January 25, 2011, KLC announced that it had filed a petition for the rehabilitation proceeding for court receivership in the Seoul Central District Court, and the court approved and confirmed a rehabilitation plan. Upon the issuance of the final award of the arbitration tribunal, and for any amount in excess of the third-party security and cash security, the Company may participate in the approved rehabilitation plan. As of December 31, 2011, the outstanding balance of the KLC time charter was $1,372 after provisions of $136, which is below the security obtained as described above. On January 17, 2012, the Company obtained an interim award under which it was awarded the part of the claim that KLC had admitted was undisputed, $832, plus interest, legal costs, and the cost of the tribunal. Following the interim award, the Company received approximately $321. The majority of the balance of $511 that has been awarded is unsecured. The Company is considering its options if KLC does not pay the balance, including the possibility of pursuing this in the Korean rehabilitation proceedings, where the hearing of the Company’s claim has been stayed pending the outcome of the London arbitration. The Company believes that, (if the Korean claim succeeds, the Company should make a recovery in accordance with the rehabilitation plan, which has been approved by the Korean court). There will be a further award (if this matter does not settle) for the disputed balance, which is adequately secured.

On October 11, 2011 the M/V Free Jupiter suffered from diesel generators shaft balancing system breakdown about 598 miles off Singapore. The costs incurred are claimable from hull and machinery underwriters. As at December 31, 2011, the balance of the specific claim receivable amounts to $448. The Company believes that the amount of the claim will be recovered in full.

On November 11, 2011 the M/V Free Impala suffered from main engine drive chain & camshaft damage about 300 miles off Singapore. The costs incurred are claimable from hull and machinery underwriters. As at December 31, 2011, the balance of the specific claim receivable amounts to $52. The Company believes that the amount of the claim will be recovered in full.

In addition to the above claims, the aggregate outstanding balance of the Company’s other claims as of December 31, 2011 stands at $127 related to Company’s insurance claims for vessel incidents arising in the ordinary course of business.

Earnings/(Losses) per Share	12 Months Ended
Dec. 31, 2011
Earnings/(Losses) per Share [Abstract]
Earnings/(Losses) per Share
12.	Earnings/(Losses) per Share

On June 9, 2011, the Company extended the expiration date and reduced the exercise price for its 1,655,006 outstanding Class Z warrants. The expiration date of the Class Z warrants was extended to August 12, 2011 from July 26, 2011 and the exercise price per share was reduced to $0.36 per one-fifth (1/5) of a share of common stock, or $1.80 per whole share of common stock, from $5.00 per one-fifth (1/5) of a share, or $25.00 per whole share. As of August 12, 2011, 8,865 Class Z warrants had been exercised and 1,773 shares of Common Stock were issued; the remaining Class Z warrants expired unexercised. In addition, the 150,000 Class A warrants held by the founding shareholders, which had an exercise price of $5.00 per 1/5 share or $25.00 per whole share, were not exercised and expired on July 29, 2011.

The computation of basic earnings per share is based on the weighted average number of common shares outstanding during the period, as adjusted to reflect the reverse stock split effective October 1, 2010. The computation of the dilutive common shares outstanding at December 31, 2011 and 2010 does not include the 12,000 vested options (adjusted to reflect the reverse stock split) and non vested restricted shares discussed in Note 13, as the Company reported losses for the years ended December 31, 2011 and 2010.

The components of the denominator for the calculation of basic earnings/(losses) per share and diluted earnings/(losses) per share for the years ended December 31, 2011, 2010 and 2009, respectively, adjusted to reflect the reverse stock split effective October 1, 2010 (Note 13), are as follows:

	For the year ended December 31, 2011	For the year ended December 31, 2010	For the year ended December 31, 2009
Numerator
Net income (loss) – basic and diluted	$(88,196)	$(21,821)	$6,859
Basic earnings per share denominator:
Weighted average common shares outstanding	6,485,072	6,313,606	5,092,772
Diluted earnings per share denominator:
Weighted average common shares outstanding	6,485,072	6,313,606	5,092,772
Dilutive common shares:
Options	—	—	—
Warrants	—	—	—
Restricted shares	—	—	—

Dilutive effect	—	—	—

Weighted average common shares – diluted	6,485,072	6,313,606	5,092,772

Basic income/(loss) per common share	$(13.60)	$(3.46)	$1.35
Diluted income/(loss) per common share	$(13.60)	$(3.46)	$1.35

Reverse stock split	12 Months Ended
Dec. 31, 2011
Reverse stock split and Shareholders' Equity [Abstract]
Reverse stock split
13.	Reverse stock split

In the Annual General Meeting of Shareholders held on September 30, 2010, the Company’s shareholders approved a reverse stock split of the Company’s issued and outstanding common stock at a ratio of one share for every five shares outstanding, effective on October 1, 2010. The reverse stock split consolidates five shares of common stock into one share of common stock at a par value of $0.001 per share. As a result of the reverse stock split, the number of outstanding common shares has been reduced from 32,437,480 to 6,487,852, excluding outstanding and unexercised share options and warrants.

The reverse stock split did not affect any shareholder’s ownership percentage of the Company’s common shares or warrants, except to the limited extent that the reverse stock split resulted in any shareholder owning a fractional share. Fractional shares of common stock were rounded up to the nearest whole share.

At December 31, 2011, and following the reverse stock split discussed above, the Company had 5,000,000 shares of preferred stock authorized at $0.001 par value of which none was issued, 250,000,000 shares of common stock authorized at $0.001 par value, of which 6,475,625 shares were issued and outstanding, as well as the number of options and shares of restricted stock discussed in Note 14.

Stock Incentive Plan	12 Months Ended
Dec. 31, 2011
Stock Incentive Plan [Abstract]
Stock Incentive Plan
14.	Stock Incentive Plan

In April 2005, FreeSeas’ Board of Directors approved the issuance of Class A warrants to the executive officers of FreeSeas. The terms of the warrants provided that they expired on July 29, 2011 and are not callable. These warrants, the issuance of which was ratified, adopted and approved by the Board of Directors on December 16, 2005, entitle the holders to purchase an aggregate of 40,000 shares of the Company’s common stock at an exercise price of $25.00 per share. Such warrants were not exercised and expired by their terms on July 29, 2011.

In December 2007, the Company’s Board of Directors granted 9,000 options to directors and 25,000 options to executive officers, as adjusted to reflect the reverse stock split effective October 1, 2010 (Note 13), of which 28,000 would vest in one year, 3,000 would vest in two years and 3,000 in three years from the grant, all at an exercise price of $41.25 per share. Effective December 18, 2009, certain of the Company’s officers and directors have forfeited 22,000 of the stock options granted to them, leaving 12,000 stock options outstanding as of December 31, 2011 and 2010. All the outstanding stock options, which expire on December 24, 2012, are vested and remain unexercised as of December 31, 2011.

On December 31, 2009, the Company’s Board of Directors awarded 255,000 restricted shares, as adjusted to reflect the reverse stock split effective October 1, 2010, to its non-executive directors, executive officers and certain of Manager’s employees. Of the unvested restricted shares amounted to 134,000 as of December 31, 2010, 10,000 and 4,000 restricted shares with an original vesting date on December 31, 2012 have been forfeited in June 2011 and October 2011, respectively. Of the remaining unvested restricted shares amounted to 120,000 as of December 31, 2011, 70,000 restricted shares will vest on December 31 2012 and 50,000 restricted shares will vest on December 31, 2013.

For the year ended December 31, 2011, the recognized stock based compensation expense in relation to the restricted shares granted is $122. The total unrecognized compensation cost of the non vested restricted shares granted under the Plan is $263. The cost is expected to be recognized over a period of twenty-four months, representing a weighted average remaining life of approximately 17 months. No unrecognized compensation cost related to stock options exists as of December 31, 2011, as all options are vested.

The Company’s total stock-based compensation expense for the year ended December 31, 2011, 2010 and 2009 was $122, $559 and $494, respectively and is included in “General and administrative expenses” in the accompanying consolidated statements of operations.

The potential proceeds to the Company of all vested options as of December 31, 2011 would amount to $495.

Presented below is a table reflecting the activity in the restricted shares, options, Class A warrants, Class W warrants and Class Z Warrants from January 1, 2009 through December 31, 2011:

	Restricted Shares	Options	Class A Warrants	Class W Warrants	Class Z Warrants	Total	Average Exercise Price	Options Exercisable	Class A Warrants Exercisable	Class W Warrants Exercisable	Class Z Warrants Exercisable	Total	Average Exercise Price
01-Jan-09	0	34,000	150,000	786,265	1,655,006	2,625,271	$26	28,000	150,000	786,265	1,655,006	2,619,271	$25.83
Options vested	—	—	—	—	—	—		3,000	—	—	—	3,000
Options forfeited	—	(22,000)	—	—	—	(22,000)		(22,000)	—	—	—	(22,000)
Options expired	—	—	—	—	—	—		—	—	—	—	—
Restricted shares issued	255,000	—	—	—	—	255,000		—	—	—	—	—
Restricted shares vested	(71,000)	—	—	—	—	(71,000)		—	—	—	—	—
Restricted shares forfeited	—	—	—	—	—	—		—	—	—	—	—

31-Dec-09	184,000	12,000	150,000	786,265	1,655,006	2,787,271	$21.66	9,000	150,000	786,265	1,655,006	2,600,271	$21.55
Options vested	—	—	—	—	—	—		3,000	—	—	—	3,000
Options forfeited	—	—	—	—	—	—		—	—	—	—	—
Warrants expired	—	—	—	(786,265)	—	(786,265)		—	—	(786,265)	—	(786,265)
Warrants exercised	—	—	—	—	—	—		—	—	—	—	—
Restricted shares issued	—	—	—	—	—	—		—	—	—	—	—
Restricted shares vested	(40,000)	—	—	—	—	(40,000)		—	—	—	—	—
Restricted shares forfeited	(10,000)	—	—	—	—	(10,000)		—	—	—	—	—

31-Dec-10	134,000	12,000	150,000	0	1,655,006	1,951,006	$25.52	12,000	150,000	0	1,655,006	1,817,006	$25.52
Options vested	—	—	—	—	—	—		—	—	—	—	—
Options forfeited	—	—	—	—	—	—		—	—	—	—	—
Options expired	—	—	—	—	—	—		—	—	—	—	—
Warrants exercised	—	—	—	—	(8,865)	(8,865)		—	—	—	(8,865)	(8,865)
Warrants expired	—	—	(150,000)	—	(1,646,141)	(1,796,141)		—	(150,000)	—	(1,646,141)	(1,796,141)
Restricted shares vested	—	—	—	—	—	—		—	—	—	—	—
Restricted shares forfeited	(14,000)	—	—	—	—	(14,000)		—	—	—	—	—

31-Dec-11	120,000	12,000	0	0	0	132,000	$41.25	12,000	0	0	0	12,000	$41.25

Shareholders' Equity	12 Months Ended
Dec. 31, 2011
Reverse stock split and Shareholders' Equity [Abstract]
Shareholders' Equity
15.	Shareholders’ Equity

On April 27, 2005, the Company filed amended Articles of Incorporation in the Marshall Islands, whereby the name of the Company was changed from Adventure Holdings S.A. to FreeSeas Inc.

The authorized number of shares was increased to 45,000,000, of which 40,000,000 would be common stock with a par value of $.001 per share and 5,000,000 blank check preferred stock with a par value of $.001 per share. On September 17, 2009, the Company’s shareholders approved at the Annual Meeting of Shareholders an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of common stock from 40,000,000 to 250,000,000 shares, par value $0.001 per share.

On July 28, 2009, the Company completed the registered offering of 2,008,230 shares of common stock (as adjusted to reflect the effect of reverse stock split), which includes 261,943 shares (as adjusted to reflect the effect of reverse stock split) issued pursuant to the underwriter’s over-allotment option. The offering resulted in net proceeds of $16,244, after deducting underwriting fees and offering expenses. Proceeds from the offering were used primarily for the acquisition of the drybulk vessel M/V Free Neptune as discussed in Note 5 above, for general working capital purposes, and an amount of $1,691 was applied against the outstanding balance with Deutsche Bank Nederland. The shares were sold under the Company’s previously filed shelf registration statement, which was declared effective by the Securities and Exchange Commission on May 14, 2008.

On December 9, 2011, the Company received a deficiency letter from NASDAQ stating that, because the Company’s common stock has not maintained a minimum bid price of $1.00 per a share for the last 30 consecutive business days, the Company was no longer in compliance with NASDAQ Listing Rule Section 5450(a)(1). In order to regain compliance, the Company has until June 4, 2012 for the closing bid price of its common stock to meet or exceed $1.00 for a minimum of 10 consecutive business days. The Company regained compliance in February 2012 (Note 17).

Common Stock Dividends

During the year ended December 31, 2011, 2010 and 2009, the Company did not declare or pay any dividends.

Taxes	12 Months Ended
Dec. 31, 2011
Taxes [Abstract]
Taxes
16.	Taxes

Under the laws of the Countries of the Company and its subsidiaries incorporation and/or vessels’ registration, the Company is not subject to tax on international shipping income; however, they are subject to registration and tonnage taxes, which have been included in Vessel operating expenses in the accompanying consolidated statement of operations. Pursuant to the Internal Revenue Code of the United States (the “Code”), U.S. source income from the international operations of ships is generally exempt from U.S. tax if the company operating the ships meets both of the following requirements, (a) the Company is organized in a foreign country that grants an equivalent exemption to corporations organized in the United States, and (b) either (i) more than 50% of the value of the Company’s stock is owned, directly or indirectly, by individuals who are “residents” of the Company’s country of organization or of another foreign country that grants an “equivalent exemption” to corporations organized in the United States (the “50% Ownership Test”) or (ii) the Company’s stock is “primarily and regularly traded on an established securities market” in its country of organization, in another country that grants an “equivalent exemption” to United States corporations, or in the United States (the “Publicly-Traded Test”).

To complete the exemption process, the Company’s shipowning subsidiaries must file a U.S. tax return, state the basis of their exemption and obtain and retain documentation attesting to the basis of their exemptions. The Company’s subsidiaries will complete the filing process for 2011 on or prior to the applicable tax filing deadline.

All the Company’s ship-operating subsidiaries currently satisfy the Publicly-Traded Test based on the trading volume and the widely-held ownership of the Company’s shares, but no assurance can be given that this will remain so in the future, since continued compliance with this rule is subject to factors outside the Company’s control. Based on its U.S. source Shipping Income for 2009, 2010 and 2011, the Company would be subject to U.S. federal income tax of approximately $159, $34 and $93, respectively, in the absence of an exemption under Section 883.

Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events [Abstract]
Subsequent Events
17.	Subsequent Events

1.	On January 6, 2012, the Company received a deficiency letter from NASDAQ stating that, because the Company has not maintained a minimum Market Value of Publicly Held Shares (the “MVPHS”) of $5,000 for the last 30 consecutive business days, the Company is no longer in compliance with NASDAQ Listing Rule Section 5450(b)(1)(C). In order to regain compliance, the Company had until July 2, 2012 for the Company’s MVPHS to meet or exceed $5,000 for a minimum of 10 consecutive business days. By letter dated February 29, 2012, the Company received notice from NASDAQ that it has regained compliance with Listing Rules 5450(a)(1) and 5450(b)(1)(C), since for the last 10 consecutive business days, from February 14, 2012 to February 28, 2012, the closing bid price of the Company’s common stock has been at $1.00 per share or greater and the Company’s minimum market value of publicly held shares has been $5,000 or greater, respectively.

2.	On January 27, 2012, the Company entered into a First Supplemental Agreement with FBB, which amends its existing credit facility to defer the repayment installment of $837.5 and the interest payment of $197 both due on December 16, 2011 until the next repayment date March 16, 2012. In addition, the bank granted a waiver to the security value covenant and the financial covenants (for more information please see Note 10 above), whose testing has been waived until March 16, 2012.

3.	On March 23, 2012, the Company received a notice from FBB according to which failure to (i) pay the $1,675 repayment installment due in March 2012 (ii) pay accrued interest and (iii) failure to pay default interest constitute an event of default. On April 12, 2012, the Company received notice from FBB according to which along with the previously mentioned events, failure to make periodic monthly installments into the retention account since September 2011 and violation of loan to value covenant constitute events of default and notifies the Company that if remedy of all of the above is not made up to April 20, 2012, FBB will take whatever action is open to them. The Company is in discussions to permanently amend the amortization schedule.

4.	According to the Credit Suisse Fifth Supplemental dated November 7, 2011, the Company had agreed to enter into a period time charter of at least twelve months for all of our mortgaged vessels not later than December 31, 2011, which charter would cover the vessels’ debt service plus $1.0 million. If the foregoing time charters would not have been entered into by the date required, the Company had agreed that would sell, not later than January 31, 2012, either the M/V Free Jupiter or both the M/V Free Goddess and the M/V Free Hero. The Company has not concluded any time charter agreement and any agreement for the sale of the above mentioned vessels.

5.	On February 2, 2012, the Company agreed by letter with Credit Suisse to defer its payments totaling $700 originally due on January 31, 2012 until the next repayment date April 30, 2012, which was further deferred to May 31, 2012 as per letter dated April 25, 2012. The interest payment of $348 originally due on February 8, 2012, has been agreed to be paid in two installments as follows: $147 paid on February 8, 2012 and $201 to be paid on April 30, 2012, which was further deferred to May 31, 2012 as per letter dated April 25, 2012. In addition the interest payment of $348 originally due on May 10, 2012, has been agreed to be paid in two installments as follows: $147 to be paid on May 10, 2012 and $201 on May 31, 2012.

6.	On February 15 2012, the Company received a proposal from Credit Suisse containing restructuring head terms for the full payment holiday of the principal and partial interest holiday payment until March 31, 2014, conditioned on approval from the Company’s other lenders. The Company has been advised that the proposal has been approved by Deutsche Bank Nederland. The Company is continuing discussions with FBB.

7.	M/V Free Goddess was hijacked by Somali pirates on February 7, 2012 while transiting the Indian Ocean eastbound. The vessel is held off the coast of Somalia and the Company is currently in communication with the pirates for the release of the vessel and her crew. The vessel was on a time charter trip at the time she was hijacked. Under the charter party agreement, the BIMCO Piracy clause was applied which provided, among other things, for the charterers to have the vessel covered with kidnap and ransom insurance and loss of hire insurance. The vessel was also covered by the war risk underwriters who were duly informed about the transit and had confirmed cover. Currently, an estimate of a possible loss or range of loss, if any, cannot be made.

8.	On February 15, 2012, the Company received notice from Deutsche Bank Nederland according to which, failure to (i) repay the installment due in December 2011, (ii) pay regular interest on the loan, (iii) pay default interest on the loan, (iv) pay the success fee due in November 2011 (v) set new financial covenants and (vi) complying with loan to value covenant, are considered an event of default and requested from the Company to fulfill its obligations by March 15, 2012. In March 2012, the Company did not paid the aforementioned amounts or the $750 repayment installment along with accrued interest due in March 2012. The Company was advised on April 26, 2012 that Deutsche Bank Nederland would approve the request to permanently amend the amortization schedule including refinancing of the balloon due in November 2012, subject to documentation and receiving approval from FBB for the restructuring of the facilities.

9.	By letter dated February 25, 2012, the Company received notice from the shipyard pursuant to its newbuilding contracts that the Company had failed to pay the payment of $3,660 due on February 11, 2012 under one of the contracts and was therefore in default under its obligations under this contract. The shipyard terminated this contract by notice dated April 28, 2012 to the Company.

10.	Pursuant to a settlement agreement entered into on April 13, 2012, ABN AMRO has agreed to return to the Company all commitment fees paid to date less expenses and all further obligations of the parties have been terminated. The Company has received $391 on April 17, 2012 as final and full settlement.

11.

At its April 2012 meeting, the Company’s Board of Directors approved the issuance of 1,660,694 shares of the Company’s common stock to the Manager in payment of $926 in unpaid fees due to the Manager for the first quarter of 2012 under the management and services agreements with the Company. The number of shares to be issued to the Manager was based on the closing prices of the Company’s common stock on the first day of each month during the quarter, which are the dates the management and services fees were due and payable. Upon issuance of these shares, which will be restricted stock under applicable U.S. securities laws, Mr. Varouxakis will beneficially own 26% of the outstanding common stock of the Company. The Board also approved the issuance of an aggregate of 199,642 shares of the Company’s common stock to the non-executive members of our Board of Directors in payment of $31 per person in unpaid Board fees for the last three quarters of 2011. The aggregate number of shares to be issued to the directors was based on the closing prices of the Company’s common stock on the last day of each of the last three quarters of 2011, which are the dates that the Board fees were due and payable. All of the foregoing shares will be restricted shares under applicable U.S. securities laws.